                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 27, 2004

                                ALEXANDER'S, INC.
               (Exact name of registrant as specified in charter)

   Delaware                     001-06064                         51-0100517
(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

          210 Route 4 East                                       07652
        Paramus, New Jersey                                    (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 587-8541

        Former name or former address, if changed since last report: N/A

Item 5. Other Events and Regulation FD Disclosure

     On May 27, 2004, the Board of Directors of Alexander's, Inc. (the "Company") elected the Company's Chief Executive Officer, Steven Roth, to the additional position of Chairman of the Board of Directors, effective immediately. Stephen Mann, the former Chairman, was appointed Chief Operating Officer and remains a member of the Board.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 ALEXANDER'S, INC.
                                                 -----------------
                                                   (Registrant)

                                              By: /s/ Joseph Macnow
                                                 -----------------------
                                                 Joseph Macnow
                                                 Executive Vice President and
                                                 Chief Financial Officer

Date: June 1, 2004